Exhibit 99.1

Unaudited Pro Forma Financial Information

On January 25, 2007, Kimball International, Inc. (the "Company") completed the disposal of all production equipment at its Juarez, Mexico facility pursuant to the plan to exit the production of wood rear projection ("PTV") cabinets and stands that was reported on a Current Report on Form 8-K filed by the Company on September 13, 2006. The transaction that occurred on January 25, 2007, was the last of a series of transactions related to the aforementioned exit plan.

The consolidated balance sheet as of September 30, 2006 filed in the Company's Form 10-Q on November 2, 2006 presented the assets to be disposed of as assets held for use, as the assets did not yet meet the criteria to classify as held for sale. The following unaudited pro forma consolidated balance sheet reflects the disposal of assets as if such transaction occurred on September 30, 2006. Such pro forma information is based upon the historical balance sheet data of the Company as of that date. The exit of the production of PTV cabinets and stands will be accounted for as discontinued operations in conformity with Statement of Financial Accounting Standards No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" for the quarter ended December 31, 2006. As a result of the Company's classification of the business as discontinued operations for the quarter ended December 31, 2006, the unaudited pro forma consolidated statements of income for the three months ended September 30, 2006 and fiscal years ended June 30, 2006, June 30, 2005 and June 30, 2004 are presented to show the disposal of the business as discontinued operations of the Company beginning on July 1, 2003 and was carried forward through September 30, 2006.

The unaudited pro forma consolidated financial information should be read in conjunction with the Company's unaudited condensed consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2006 and the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2006. The unaudited pro forma information is presented for illustrative purposes only, and is not necessarily indicative of what the Company's financial position or results of operations would have been had the transaction been in effect as of and for the periods presented, nor is such information indicative of the Company's results of operations or financial position for any future period or date.

KIMBALL INTERNATIONAL, INC.
CONSOLIDATED BALANCE SHEET
(Unaudited)

(Amounts in Thousands, Except for Share Data)	As Reported September 30, 2006	Pro Forma Adjustments (A)	Pro Forma September 30, 2006

Assets
Current Assets:
Cash and cash equivalents	$ 32,750	$ 620	$ 33,370
Short-term investments	135,658		135,658
Receivables	145,547		145,547
Inventories	135,570		135,570
Prepaid expenses and other current assets	31,784		31,784
Assets held for sale	2,711		2,711

Total current assets	484,020	620	484,640
Property and Equipment	148,832	(619)	148,213
Capitalized Software	24,499		24,499
Goodwill	3,337		3,337
Other Assets	30,641		30,641

Total Assets	$691,329	$ 1	$691,330

Liabilities and Share Owners' Equity
Current Liabilities:
Current maturities of long-term debt	$ 461		$ 461
Accounts payable	172,775		172,775
Borrowings under credit facility	18,857		18,857
Dividends payable	6,740		6,740
Accrued expenses	52,837		52,837

Total current liabilities	251,670		251,670

Other Liabilities:
Long-term debt, less current maturities	955		955
Deferred income taxes and other	17,325		17,325

Total other liabilities	18,280		18,280

Share Owners' Equity:
Common stock-par value $0.05 per share:
Class A - Shares authorized 49,826,000 Shares issued 14,368,000	718		718
Class B - Shares authorized 100,000,000 Shares issued 28,657,000	1,433		1,433
Additional paid-in capital	5,019		5,019
Retained earnings	484,042	1	484,043
Accumulated other comprehensive income	1,733		1,733
Deferred stock-based compensation	-0-		-0-
Less: Treasury stock, at cost:
Class A - 1,963,000 shares	(29,907)		(29,907)
Class B - 2,706,000 shares	(41,659)		(41,659)

Total Share Owners' Equity	421,379	1	421,380

Total Liabilities and Share Owners' Equity	$691,329	$ 1	$691,330

(A) Reflects assets sold as a result of the exit of production of wood rear projection (PTV) cabinets and stands.  These assets were impaired for the period ended September 30, 2006 and accordingly had a book basis equal to fair market value at September 30, 2006, in conformity with Statement of Financial Accounting Standards No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets".

KIMBALL INTERNATIONAL, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
For the three months ended September 30, 2006
(Unaudited)

(Amounts in Thousands, Except for Per Share Data)	As Reported	Pro Forma Adjustments for Exit of Production of PTV Cabinets and Stands (1)	Pro Forma

Net Sales	$314,760	$ (4,981)	$309,779

Cost of Sales	250,593	(5,479)	245,114

Gross Profit	64,167	498	64,665

Selling, General and Administrative Expenses	56,812	(644)	56,168

Restructuring Expense	3,295	(2,961)	334

Operating Income	4,060	4,103	8,163

Other Income (Expense):
Interest income	1,555		1,555
Interest expense	(250)		(250)
Non-operating income	1,552	(130)	1,422
Non-operating expense	(200)	5	(195)

Other income, net	2,657	(125)	2,532

Income from Continuing Operations Before Taxes on Income	6,717	3,978	10,695

Provision for Income Taxes (2)	3,046	1,366	4,412

Income from Continuing Operations	$ 3,671	$ 2,612	$ 6,283

Earnings Per Share of Common Stock:
Basic Earnings Per Share from Continuing Operations:
Class A	$0.10		$0.16
Class B	$0.10		$0.16
Diluted Earnings Per Share from Continuing Operations:
Class A	$0.09		$0.16
Class B	$0.10		$0.16

Average Number of Shares Outstanding:
Basic:
Class A	12,395		12,395
Class B	25,892		25,892

Totals	38,287		38,287

Diluted:
Class A	12,715		12,715
Class B	26,200		26,200

Totals	38,915		38,915

See accompanying Notes to Pro Forma Consolidated Statements of Income

KIMBALL INTERNATIONAL, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
Fiscal Year Ended June 30, 2006
(Unaudited)

(Amounts in Thousands, Except for Per Share Data)	As Reported	Pro Forma Adjustments for Exit of Production of PTV Cabinets and Stands (1)	Pro Forma

Net Sales	$1,142,581	$ (33,032)	$1,109,549

Cost of Sales	896,391	(35,733)	860,658

Gross Profit	246,190	2,701	248,891

Selling, General and Administrative Expenses	219,438	(3,581)	215,857

Restructuring Expense	9,635	(4,980)	4,655

Operating Income	17,117	11,262	28,379

Other Income (Expense):
Interest income	4,592		4,592
Interest expense	(249)		(249)
Non-operating income	7,555	(157)	7,398
Non-operating expense	(1,103)	180	(923)

Other income, net	10,795	23	10,818

Income from Continuing Operations Before Taxes on Income	27,912	11,285	39,197

Provision for Income Taxes (2)	5,733	4,851	10,584

Income from Continuing Operations	$ 22,179	$ 6,434	$ 28,613

Earnings Per Share of Common Stock:
Basic Earnings Per Share from Continuing Operations:
Class A	$0.57		$0.74
Class B	$0.58		$0.75
Diluted Earnings Per Share from Continuing Operations:
Class A	$0.57		$0.74
Class B	$0.58		$0.75

Average Number of Shares Outstanding:
Basic:
Class A	13,195		13,195
Class B	25,002		25,002

Totals	38,197		38,197

Diluted:
Class A	13,360		13,360
Class B	25,024		25,024

Totals	38,384		38,384

See accompanying Notes to Pro Forma Consolidated Statements of Income

KIMBALL INTERNATIONAL, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
Fiscal Year Ended June 30, 2005
(Unaudited)

(Amounts in Thousands, Except for Per Share Data)	As Reported	Pro Forma Adjustments for Exit of Production of PTV Cabinets and Stands (1)	Pro Forma

Net Sales	$1,053,147	$ (48,761)	$1,004,386

Cost of Sales	823,305	(41,271)	782,034

Gross Profit	229,842	(7,490)	222,352

Selling, General and Administrative Expenses	210,940	(5,720)	205,220

Restructuring Expense	448	(127)	321

Operating Income	18,454	(1,643)	16,811

Other Income (Expense):
Interest income	2,105		2,105
Interest expense	(163)		(163)
Non-operating income	7,639	(476)	7,163
Non-operating expense	(1,576)	(161)	(1,737)

Other income, net	8,005	(637)	7,368

Income from Continuing Operations Before Taxes on Income	26,459	(2,280)	24,179

Provision for Income Taxes (2)	5,358	(27)	5,331

Income from Continuing Operations	$ 21,101	$ (2,253)	$ 18,848

Earnings Per Share of Common Stock:
Basic Earnings Per Share from Continuing Operations:
Class A	$0.55		$0.49
Class B	$0.56		$0.50
Diluted Earnings Per Share from Continuing Operations:
Class A	$0.54		$0.48
Class B	$0.55		$0.50

Average Number of Shares Outstanding:
Basic:
Class A	13,576		13,576
Class B	24,565		24,565

Totals	38,141		38,141

Diluted:
Class A	13,711		13,711
Class B	24,648		24,648

Totals	38,359		38,359

See accompanying Notes to Pro Forma Consolidated Statements of Income

KIMBALL INTERNATIONAL, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
Fiscal Year Ended June 30, 2004
(Unaudited)

(Amounts in Thousands, Except for Per Share Data)	As Reported	Pro Forma Adjustments for Exit of Production of PTV Cabinets and Stands (1)	Pro Forma

Net Sales	$1,053,493	$ (60,670)	$ 992,823

Cost of Sales	803,131	(54,882)	748,249

Gross Profit	250,362	(5,788)	244,574

Selling, General and Administrative Expenses	214,129	(6,759)	207,370

Restructuring Expense	2,843	(253)	2,590

Operating Income	33,390	1,224	34,614

Other Income (Expense):
Interest income	1,393		1,393
Interest expense	(414)		(414)
Non-operating income	8,166	(1,370)	6,796
Non-operating expense	(1,609)	(2)	(1,611)

Other income, net	7,536	(1,372)	6,164

Income from Continuing Operations Before Taxes on Income	40,926	(148)	40,778

Provision for Income Taxes (2)	12,576	(51)	12,525

Income from Continuing Operations	$ 28,350	$ (97)	$ 28,253

Earnings Per Share of Common Stock:
Basic Earnings Per Share from Continuing Operations:
Class A	$0.73		$0.73
Class B	$0.75		$0.75
Diluted Earnings Per Share from Continuing Operations:
Class A	$0.73		$0.72
Class B	$0.75		$0.74

Average Number of Shares Outstanding:
Basic:
Class A	13,696		13,696
Class B	24,405		24,405

Totals	38,101		38,101

Diluted:
Class A	13,807		13,807
Class B	24,500		24,500

Totals	38,307		38,307

See accompanying Notes to Pro Forma Consolidated Statements of Income

KIMBALL INTERNATIONAL, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

(1)    Reflects the elimination of revenues and expenses associated with the production of wood rear projection ("PTV") cabinets and stands to reflect the classification as discontinued operations beginning on July 1, 2003.  There are no material nonrecurring charges or credits included in the historical or pro forma financial statements relating to this transaction.

(2)    Income tax expense related to discontinued operations varied from the 35% U.S. statutory rate because of foreign income subject to local foreign taxes.